The Target Portfolio Trust

Large Capitalization Growth Portfolio

Supplement dated January 3, 2005
to Statement of Additional Information (SAI) dated April 29, 2004



Effective as of January 3, 2005, Columbus Circle Investors (CCI), a subadviser to the Large Capitalization Growth Portfolio (the "Portfolio"), was acquired by The Principal Financial Group, Inc. This transaction resulted in a termination of the existing subadvisory agreement between CCI and Prudential Investments LLC
(PI).

In anticipation of the transaction, the Board of Trustees, at an in-person meeting held on December 6, 2004, approved a new subadvisory agreement between CCI and PI which was substantially similar to the previous subadvisory agreement. At the meeting, representatives of CCI were present and explained the transaction, and advised the Board of Trustees that no changes in the management, operation or investment policies of the segment of the Portfolio managed by CCI were expected as a result of the transaction. Fees and expenses borne by shareholders will not change.

Shareholders of the Portfolio will be sent an information statement containing more detailed information about the transaction and the new subadvisory agreement.












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